February 7, 2018 Q4 & Full Year 2017 Supplemental Information

Non-GAAP Disclaimer 2 The financial results disclosed in this presentation include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP results included in this presentation, Knowles has presented supplemental, non-GAAP gross profit, earnings before interest and income taxes, adjusted earnings before interest and income taxes and non- GAAP diluted earnings per share to facilitate evaluation of Knowles’ operating performance. These non-GAAP financial measures exclude certain amounts that are included in the most directly comparable GAAP measure. In addition, these non-GAAP financial measures do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Knowles believes that non-GAAP measures are useful as supplements to its GAAP results of operations to evaluate certain aspects of its operations and performance, and its management team primarily focuses on non-GAAP items in evaluating Knowles’ performance for business planning purposes. Knowles believes that these measures assist it with comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation tables included in the fourth quarter and full year 2017 earnings release.

Q4 ‘17 Financial Results (continuing operations*) 3 Quarter over year ago period Q4FY17 Q4FY16 Revenues $215.5 million $212.9 million Gross Profit $89.6 million $85.2 million Non-GAAP Gross Profit $92.2 million $85.5 million Diluted Earnings Per Share $0.35 $0.18 Non-GAAP Diluted Earnings Per Share $0.40 $0.32 * Continuing operations excludes the results of our speaker and receiver product line which was sold on July 7, 2016 and our timing device business which was sold on November 28, 2017. Current period results include $13.6 million in revenue and $5.6 million related to recovered legal expenses associated with the settlement of a royalty dispute. Management estimates that $13.0 million of the settlement proceeds relate to years prior to 2017.

Revenues (Cont. Ops.) 4 $212.9 $168.3 $164.4 $196.0 $215.5 $0 $50 $100 $150 $200 $250 Q4FY16 Q1FY17 Q2FY17 Q3FY17 Q4FY17

Q4 ’17 Revenues by Segment Cont. Ops. (% of revenue) 5 Audio 87% Precision Devices 13%

Q1 ‘18 Projections (non-GAAP, cont. ops.)* 6 Q1FY18E Revenues $170 million - $190 million Gross Margin 37 percent – 39 percent EPS (diluted) $0.10 - $0.14 *Projections as of 2/7/18; Q1 2018 GAAP results for continuing operations are expected to include approximately $0.05 per share in stock-based compensation, $0.03 per share from a higher effective tax rate, $0.02 per share in amortization of debt discount, $0.01 per share in production transfer costs, and $0.01 per share in amortization of intangibles. Expected Q1 2018 GAAP results exclude potential restructuring items.

Historical Segment Data

Audio / Precision Devices

(Cont. Ops.; in $ millions)

	Audio					Precision Devices				
	Quarter Ended					Quarter Ended				
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Revenues	$ 187.3	$ 167.8	$ 138.1	$ 144.2	$ 190.3	$ 28.2	$ 28.2	$ 26.3	$ 24.1	$ 22.6
Gross Profit	$ 78.7	$ 64.1	$ 54.2	$ 50.6	$ 77.8	$ 11.3	$ 10.6	$ 9.4	$ 9.1	$ 7.8
Stock-Based Compensation Expense	0.4	0.3	0.3	0.3	0.3	-	$ -	-	-	-
Impairment charges	-	-	1.4	-	-	-	-	-	-	-
Restructuring Charges	0.1	0.2	(0.6)	4.3	-	-	-	-	-	0.1
Production Transfers Costs	2.0	1.4	1.7	1.1	-	-	0.2	0.2	0.1	0.1
Non-GAAP Gross Profit	$ 81.2	$ 66.0	$ 57.0	$ 56.3	$ 78.1	$ 11.3	$ 10.8	$ 9.6	$ 9.2	$ 8.0
Non-GAAP Gross Profit as % of Revenues	*43.4%*	*39.3%*	*41.3%*	*39.0%*	*41.0%*	*40.1%*	*38.3%*	*36.5%*	*38.2%*	*35.4%*
Research and Development Expenses	$ 21.5	$ 20.7	$ 23.5	$ 23.3	$ 22.6	$ 1.2	$ 1.2	$ 1.1	$ 0.7	$ 0.6
Stock-Based Compensation Expense	(1.6)	(1.6)	(1.5)	(1.4)	(1.2)	-	-	-	-	-
Non-GAAP Research and Development Expenses	$ 19.9	$ 19.1	$ 22.0	$ 21.9	$ 21.4	$ 1.2	$ 1.2	$ 1.1	$ 0.7	$ 0.6
Non-GAAP Research and Development Expenses as % of Revenues	*10.6%*	*11.4%*	*15.9%*	*15.2%*	*11.2%*	*4.3%*	*4.3%*	*4.2%*	*2.9%*	*2.7%*
Selling and Administrative Expenses	$ 9.8	$ 15.3	$ 16.4	$ 17.0	$ 16.3	$ 4.7	$ 4.5	$ 4.3	$ 3.9	$ 3.8
Stock-Based Compensation Expense	(1.1)	(0.9)	(1.1)	(1.0)	(1.1)	(0.2)	(0.1)	(0.1)	-	-
Intangibles Amortization Expense	(1.2)	(1.1)	(1.7)	(2.5)	(2.4)	(0.2)	(0.2)	(0.2)	(0.2)	(0.1)
Production Transfers Costs	(0.1)	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	(0.1)	-	-
Non-GAAP Selling and Administrative Expenses	$ 7.4	$ 13.3	$ 13.6	$ 13.5	$ 12.8	$ 4.3	$ 4.2	$ 3.9	$ 3.7	$ 3.7
Non-GAAP Selling and Administrative Expenses as % of Revenues	*4.0%*	*7.9%*	*9.8%*	*9.4%*	*6.7%*	*15.2%*	*14.9%*	*14.8%*	*15.4%*	*16.4%*
Operating Expenses	$ 33.3	$ 36.4	$ 61.1	$ 40.7	$ 38.9	$ 5.9	$ 5.7	$ 5.4	$ 4.7	$ 4.4
Stock-Based Compensation Expense	(2.7)	(2.5)	(2.6)	(2.4)	(2.3)	(0.2)	(0.1)	(0.1)	-	-
Intangibles Amortization Expense	(1.2)	(1.1)	(1.7)	(2.5)	(2.4)	(0.2)	(0.2)	(0.2)	(0.2)	(0.1)
Impairment charges	-	-	(19.9)	-	-	-	-	-	-	-
Restructuring Charges	(2.0)	(0.4)	(1.3)	(0.4)	-	-	-	-	(0.1)	-
Production Transfers Costs	(0.1)	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	(0.1)	-	-
Non-GAAP Operating Expenses	$ 27.3	$ 32.4	$ 35.6	$ 35.4	$ 34.2	$ 5.5	$ 5.4	$ 5.0	$ 4.4	$ 4.3
Non-GAAP Operating Expenses as % of Revenues	*14.6%*	*19.3%*	*25.8%*	*24.5%*	*18.0%*	*19.5%*	*19.1%*	*19.0%*	*18.3%*	*19.0%*
Operating Earnings (Loss)	$ 45.4	$ 27.7	$ (6.9)	$ 9.9	$ 38.9	$ 5.4	$ 4.9	$ 4.0	$ 4.4	$ 3.4
Other (Income) Expense, net	(0.8)	(0.4)	0.2	1.0	0.7	(0.2)	(0.2)	(0.2)	0.1	0.1
Earnings (Loss) Before Interest and Income Taxes	46.2	28.1	(7.1)	8.9	38.2	5.6	5.1	4.2	4.3	3.3
Stock-Based Compensation Expense	3.1	2.8	2.9	2.7	2.6	0.2	0.1	0.1	-	-
Intangibles Amortization Expense	1.2	1.1	1.7	2.5	2.4	0.2	0.2	0.2	0.2	0.1
Impairment charges	-	-	21.3	-	-	-	-	-	-	-
Restructuring Charges	2.1	0.6	0.7	4.7	-	-	-	-	0.1	0.1
Production Transfers Costs	2.1	1.4	1.7	1.1	-	-	0.2	0.2	0.1	0.1
Other loss	-	-	-	-	-	-	-	0.1	-	-
Adjusted Earnings Before Interest and Income Taxes	$ 54.7	$ 34.0	$ 21.2	$ 19.9	$ 43.2	$ 6.0	$ 5.6	$ 4.8	$ 4.7	$ 3.6
Adjusted Earnings Before Interest and Income Taxes as % of Revenues	*29.2%*	*20.3%*	*15.4%*	*13.8%*	*22.7%*	*21.3%*	*19.9%*	*18.3%*	*19.5%*	*15.9%*

knowles

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Reconciliation of Segment EBIT to Consolidated Net Earnings Audio / Precision Devices 8 (Cont. Ops.; in $ millions) 8 December 31, September 30, June 30, March 31, December 31, 2017 2017 2017 2017 2016 Earn ngs (l ss) before interest and income taxes Au io 46.2$ 28.1$ (7.1)$ 8.9$ 38.2$ Preci ion Devices 5.6 5.1 4.2 4.3 3.3 Total segments 51.8 33.2 (2.9) 13.2 41.5 Corporate expense / other 12.4 13.2 16.2 13.5 13.0 Interest expense, net 5.2 5.1 5.1 5.2 5.3 Earnings (loss) before income taxes 34.2 14.9 (24.2) (5.5) 23.2 Provision for (benefit from) income taxes 2.3 4.4 6.7 (0.5) 6.8 Net earnings (loss) 31.9$ 10.5$ (30.9)$ (5.0)$ 16.4$ Quarter Ended

Reconciliation of Revenues and Adjusted EBIT to Continuing Operations 9 (in $ millions) 9 Consolidated Timing Devices Consolidated Without Timing Devices Consolidated Timing Devices Consolidated Without Timing Devices Consolidated Timing Devices Consolidated Without Timing Devices Consolidated Timing Devices Consolidated Without Timing Devices Revenues 193.7 25.4 168.3 190.2 25.8 164.4 221.7 25.7 196.0 230.7 15.2 215.5 Adjusted Earnings (Loss) Before Interest and Income Taxes 15.8 1.4 14.4 16.4 1.9 14.5 31.7 1.6 30.1 113.0 61.4 51.6 Consolidated Timing Devices Consolidated Without Timing Devices Consolidated Timing Devices Consolidated Without Timing Devices Revenues 859.3 103.6 755.7 836.3 92.1 744.2 Adjusted Earnings (Loss) Before Interest and Income Taxes 106.1 6.4 99.7 176.9 66.3 110.6 Full Year 2017 Q1 2017 Q2 2017 Q3 2017 Full Year 2016 Q4 2017